SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) March 24, 2010

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

AMERISERV FINANCIAL Inc. (the "Registrant") announced the appointment today of Gregor T. Young, IV as the President and CEO of AmeriServ Trust and Financial Services Company.  Young will be responsible for leading the wealth management affiliate for AmeriServ, and for providing industry-leading service to individuals, organizations and corporate clients.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated March 24, 2010, the appointment today of Gregor T. Young, IV as the President and CEO of AmeriServ Trust and Financial Services Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Executive Vice President

& CFO

Date: March 24, 2010

Exhibit 99.1

AmeriServ Appoints Gregor Young To Lead Trust Company

JOHNSTOWN, Pa., March 24 – AmeriServ Financial Inc. (NASDAQ: ASRV) announced the appointment of Gregor T. Young, IV, J.D. as the President and CEO of AmeriServ Trust and Financial Services Company. Young will be responsible for leading the wealth management affiliate for AmeriServ, and for providing industry-leading service to individuals, organizations and corporate clients.

“Gregor stood out in a field of outstanding candidates because he shares our goal of delivering the best in service, leadership and integrity to our community and customers,” said AmeriServ President and CEO Glenn L. Wilson. “His Western Pennsylvania experience combined with a proven record of growth through customer satisfaction makes him the perfect choice to lead AmeriServ Trust and Financial Services Company.”

Wilson was appointed interim leader of AmeriServ Trust and Financial Services Company after the retirement of past President and CEO Ronald Virag in January.  Young comes to AmeriServ Trust and Financial Services Company with more than 25 years of executive financial experience, including the last 10 years with S&T Bank.

“I was attracted to AmeriServ’s dedication and commitment to personal service, and the importance they place on Trust services to the overall customer relationship,” said Young. “I have one goal – to guide the Trust Company to be the outstanding trust services provider of choice in our community.”

Before joining S&T, Young held positions with Fleet National Bank, Shawmut Bank, Multibank West and American Express. He received his Juris Doctor from the State University of New York at Buffalo, and his Master of Business Administration Degree from the University of Massachusetts. He is a retired member of both the New York state and Massachusetts state Bar Association.

Young is a Certified Financial Services Counselor (CFSC) who graduated with honors from the American Bankers Association (ABA) National Graduate Trust School at Northwestern University, and holds the Certified Financial Planner designation. He is a graduate of the ABA Stonier National Graduate School of Banking, and he also holds a Bachelor of Arts Degree in Biochemistry Honors from the University of Massachusetts.

Young is a past board member of the Indiana University of Pennsylvania Foundation, and the Westmoreland County Community College Foundation. He is also past treasurer for the James M. Stewart Museum Foundation.

AmeriServ Financial, Inc. is the parent of AmeriServ Financial Bank, AmeriServ Trust & Financial Services Company, and AmeriServ Life Insurance Company.